Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual on Form 10-K for the year ended December 31, 2025 (the “Report”) of Muzinich Corporate Lending Income Fund, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jeffrey Youle, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jeffrey Youle
Name:	Jeffrey Youle
Title:	Chief Executive Officer (Principal Executive Officer)
Date:	March 27, 2026